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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2000


                              LJL BIOSYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    000-23647
                            (Commission File Number)

                    DELAWARE                         77-0360183
           (State or other jurisdiction          (I.R.S. Employer
                 of incorporation)              Identification No.)


                                405 TASMAN DRIVE
                               SUNNYVALE, CA 94089
             (Address of principal executive offices, with zip code)

                                 (408) 541-8787
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On February 22, 2000, LJL BioSystems, Inc. announced that SmithKline Beecham is using LJL BioSystems' first FLARe system to screen difficult compounds. Further details regarding this announcement are contained in the company's news release dated February 22, 2000 attached as an exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Exhibits:

                 99.13 LJL BioSystems, Inc. News Release dated February 22, 2000












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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LJL BIOSYSTEMS, INC.



Date: February 22, 2000                              By: /s/  Lev J. Leytes
                                                        ------------------------
                                                          Lev J. Leytes
                                                          President and CEO





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